Report of Independent
Registered Public Accounting
Firm

To the Shareholders and
Board of Trustees of
Money Market Obligations Trust

In planning and performing our
audits of the financial statements
of Federated Government
Obligations Fund, Federated
Government Obligations Tax-
Managed Fund, Federated
Municipal Obligations Fund,
Federated Prime Cash
Obligations Fund, Federated
Prime Management Obligations
Fund, Federated Prime
Obligations Fund, Federated
Prime Value Obligations Fund,
Federated Tax-Free Obligations
Fund, and Federated Treasury
Obligations Fund (collectively,
the Funds), each a portfolio of
Money Market Obligations Trust,
as of and for the year ended July
31, 2011, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered
the Funds? internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds?
internal control over financial
reporting. Accordingly, we
express no such opinion.

Management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls. A
company?s internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles. A
company?s internal control over
financial reporting includes those
policies and procedures that (1)
pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of
the assets of the company; (2)
provide reasonable assurance that
transactions are recorded as
necessary to permit preparation
of financial statements in
accordance with generally
accepted accounting principles,
and that receipts and
expenditures of the company are
being made in accordance with
authorizations of management
and directors of the company;
and (3) provide reasonable
assurance regarding prevention
or timely detection of the
unauthorized acquisition, use, or
disposition of the company?s
assets that could have a material
affect on the financial statements.

Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.




A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow
management or employees, in the
normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Funds? annual or interim
financial statements will not be
prevented or detected on a timely
basis.

Our consideration of the Funds?
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Funds? internal control over
financial reporting and its
operation, including controls
over safeguarding securities that
we consider to be a material
weakness as defined above as of
July 31, 2011.

This report is intended solely for
the information and use of
management and the Board of
Trustees of Money Market
Obligations Trust and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than those specified
parties.


Boston, Massachusetts
September 26, 2011